Springstone Acquisition (unaudited)	9 Months Ended
Sep. 30, 2014
Springstone Acquisition (unaudited)

7. Springstone Acquisition (unaudited)

On April 17, 2014, we acquired all of the outstanding limited liability company interests of Springstone Financial, LLC (Springstone). As a result of the closing of the acquisition, Springstone became our wholly owned subsidiary.

Springstone facilitates education and patient finance loans through a network of providers utilizing two issuing banks. Each of Springstone’s issuing banks originates, holds, and services the loans they issue. Springstone earns fee revenue from providers for facilitating loans to their customers. The acquisition of Springstone expands the services we offer. We have included the financial results of Springstone in the consolidated financial statements from the date of acquisition.

Under the terms of the purchase agreement, the sellers received at the closing an aggregate of $113 million in cash and $25 million worth of shares of our Series F convertible preferred stock. In connection with the acquisition, we also paid $2.4 million for transaction costs incurred by Springstone. For accounting purposes, the purchase price was $111.8 million, which was comprised of $109.0 million in cash and shares of Series F convertible preferred stock with an aggregate value of $2.8 million. To secure the retention of certain key employees, a total of $25.6 million comprised of $22.1 million of shares of Series F convertible preferred stock (Escrow Shares) and $3.5 million of cash were placed in a third-party escrow and are subject to certain vesting and forfeiture conditions applicable to these employees continuing employment over a three-year period from the closing. These amounts will be accounted for as a compensation arrangement and expensed over the three-year vesting period. Additionally, $19.0 million of the cash consideration and certain Escrow Shares were placed in a third-party escrow for 15 months from the closing date to secure, in part, the indemnification obligations of the sellers under the purchase agreement.

The cash portion of the consideration was funded by a combination of cash from us and proceeds from a debt financing and Series F convertible preferred stock financing (see Note 10—Term Loan and Note 12—Stockholders’ Equity).

We have completed the allocation of the purchase price to acquired assets and liabilities with the exception of finalizing the determination of certain contingent liabilities and the finalization of any deferred tax asset or liability as of the acquisition date. The preliminary purchase price allocation as of the acquisition date is as follows (in thousands):

Fair Value
Assets:
Cash	$2,256
Restricted cash	1,581
Property, equipment and software	366
Other assets	599
Identified intangible assets	40,200
Goodwill	72,592
Liabilities:
Accounts payable	239
Accrued expenses and other liabilities	5,536

Total purchase consideration	$111,819

The goodwill balance is primarily attributed to the expected operational synergies, the combined workforce and the future development initiative of the combined workforce. Goodwill is expected to be deductible for U.S. income tax purposes.

The amounts of net revenue and earnings (losses) of Springstone included in our consolidated statement of operations from the acquisition date of April 17, 2014 to September 30, 2014 were $10.4 million and $(4.4) million, respectively. We have recognized acquisition-related costs of $2.3 million for the nine months ended September 30, 2014 and have reported this in general and administrative expense. We did not recognize acquisition-related costs for the nine months ended September 30, 2013.

The following pro forma financial information summarizes the combined results of operations for us and Springstone, as though the companies were combined as of January 1, 2013. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which would have resulted had the acquisition occurred as of January 1, 2013, nor is it indicative of future operating results. The pro forma results presented include interest expense on the debt financing, amortization of acquired intangible assets, compensation expense related to the post-acquisition compensation arrangements entered into with the continuing employees and tax expenses (in thousands):

	Nine Months Ended September 30,
	2014	2013
	(unaudited)
Total net revenue	$148,317	$75,891
Net loss(1)	$(21,403)	$(15,623)
Basic net loss per share attributable to common stockholders	$(0.37)	$(0.31)
Diluted net loss per share attributable to common stockholders	$(0.37)	$(0.31)

(1)	Net loss for the nine months ended September 30, 2013 includes $8.6 million of one-time acquisition-related costs and compensation expenses.